Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Fourth Quarter 2023

(Unaudited) (1)

	Actual Results	Actual Results	Guidance for
Dollars in thousands, except per share and unit	4Q 2023	YTD 2023	1Q 2024	Full-Year 2024

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$32,986	$444,353	--	--
Net income/(loss) attributable to common stockholders	$31,764	$439,505	--	--
Income/(loss) per weighted average common share, diluted	$0.10	$1.34	$0.13 to $0.15	$0.33 to $0.45

Per Share Metrics
FFO per common share and unit, diluted	$0.61	$2.45	$0.60 to $0.62	$2.36 to $2.48
FFO as Adjusted per common share and unit, diluted	$0.63	$2.47	$0.60 to $0.62	$2.36 to $2.48
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.54	$2.21	$0.56 to $0.58	$2.10 to $2.22
Dividend declared per share and unit	$0.42	$1.68	$0.425	$1.70 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Cash basis)	2.6%	5.6%	--	--
Revenue growth/(decline) (Straight-line basis)	2.5%	6.2%	--	0.00% to 3.00%
Expense growth	3.0%	4.7%	--	4.25% to 6.25%
NOI growth/(decline) (Cash basis)	2.4%	6.0%	--	--
NOI growth/(decline) (Straight-line basis)	2.3%	6.8%	--	-1.75% to 1.75%
Physical Occupancy	96.9%	96.7%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	51,801	154	89.5%
Stabilized, Non-Mature	3,179	12	3.5%
Development	356	1	0.2%
Non-Residential / Other	N/A	N/A	1.9%
Joint Venture (3)	4,427	18	4.9%
Total completed homes	59,763	185	100%
Held for Disposition	214	1	-
Under Development	359	2	-
Total Quarter-end homes (3)(4)	60,336	188	100%

Balance Sheet Metrics (adjusted for non-recurring items)	4Q 2023	4Q 2022
Consolidated Interest Coverage Ratio	5.1x	5.3x
Consolidated Fixed Charge Coverage Ratio	5.0x	5.2x
Consolidated Debt as a percentage of Total Assets	32.9%	32.7%
Consolidated Net Debt-to-EBITDAre	5.6x	5.6x

(1)	See Attachment 14 for definitions, other terms and reconciliations.
(2)	Annualized for 2024.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 6,815 homes that are part of the Developer Capital Program as described in Attachment 10(B).

Attachment 1

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2023	2022	2023	2022

REVENUES:
Rental income (2)	$410,894	$398,412	$1,620,658	$1,512,364
Joint venture management and other fees	2,379	1,244	6,843	5,022
Total revenues	413,273	399,656	1,627,501	1,517,386

OPERATING EXPENSES:
Property operating and maintenance	68,442	64,652	273,736	250,310
Real estate taxes and insurance	58,562	56,874	232,152	221,662
Property management	13,354	12,949	52,671	49,152
Other operating expenses (3)	8,320	4,008	20,222	17,493
Real estate depreciation and amortization	170,643	167,241	676,419	665,228
General and administrative (4)	20,838	16,811	69,929	64,144
Casualty-related charges/(recoveries), net	(224)	8,523	3,138	9,733
Other depreciation and amortization	4,397	4,823	15,419	14,344
Total operating expenses	344,332	335,881	1,343,686	1,292,066

Gain/(loss) on sale of real estate owned	25,308	25,494	351,193	25,494
Operating income	94,249	89,269	635,008	250,814

Income/(loss) from unconsolidated entities (2)(5)	(20,219)	761	4,693	4,947
Interest expense	(47,347)	(43,247)	(180,866)	(155,900)
Interest income and other income/(expense), net (6)	9,371	1	17,759	(6,933)

Income/(loss) before income taxes	36,054	46,784	476,594	92,928
Tax (provision)/benefit, net	(93)	683	(2,106)	(349)

Net Income/(loss)	35,961	47,467	474,488	92,579
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(2,967)	(2,929)	(30,104)	(5,613)
Net (income)/loss attributable to noncontrolling interests	(8)	(8)	(31)	(42)

Net income/(loss) attributable to UDR, Inc.	32,986	44,530	444,353	86,924
Distributions to preferred stockholders - Series E (Convertible)	(1,222)	(1,105)	(4,848)	(4,412)

Net income/(loss) attributable to common stockholders	$31,764	$43,425	$439,505	$82,512

Income/(loss) per weighted average common share - basic:	$0.10	$0.13	$1.34	$0.26
Income/(loss) per weighted average common share - diluted:	$0.10	$0.13	$1.34	$0.26

Common distributions declared per share	$0.42	$0.38	$1.68	$1.52

Weighted average number of common shares outstanding - basic	328,558	325,509	328,765	321,671
Weighted average number of common shares outstanding - diluted	328,825	326,093	329,104	322,700

(1)	See Attachment 14 for definitions and other terms.
(2)	As of December 31, 2023, UDR's residential accounts receivable balance, net of its reserve, was $9.0 million, including its share from unconsolidated joint ventures. The unreserved amount is based on probability of collection.
(3)	During the three months ended December 31, 2023, UDR recorded $3.8 million of expense related to legal claim activities.
(4)	During the three months ended December 31, 2023, UDR recorded a $4.1 million expense related to the cancellation of a share-based compensation award.
(5)	During the three months ended December 31, 2023, UDR recorded a $24.3 million non-cash investment loss in connection with the consolidation of the Residences at Lake Merritt preferred equity investment.
(6)	During the three months ended December 31, 2023, UDR recorded $2.9 million of realized/unrealized gain on real estate technology investments, net, which primarily related to a gain on the sale of 4.6 million shares of SmartRent.

Attachment 2

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share and unit amounts	2023	2022	2023	2022

Net income/(loss) attributable to common stockholders	$31,764	$43,425	$439,505	$82,512

Real estate depreciation and amortization	170,643	167,241	676,419	665,228
Noncontrolling interests	2,975	2,937	30,135	5,655
Real estate depreciation and amortization on unconsolidated joint ventures	13,293	7,492	42,622	30,062
Net (gain)/loss on consolidation (2)	24,257	-	24,257	-
Net (gain)/loss on the sale of depreciable real estate owned, net of tax	(25,223)	(25,494)	(349,993)	(25,494)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$217,709	$195,601	$862,945	$757,963

Distributions to preferred stockholders - Series E (Convertible) (3)	1,222	1,105	4,848	4,412

FFO attributable to common stockholders and unitholders, diluted	$218,931	$196,706	$867,793	$762,375

FFO per weighted average common share and unit, basic	$0.62	$0.56	$2.46	$2.21
FFO per weighted average common share and unit, diluted	$0.61	$0.56	$2.45	$2.20

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	353,076	346,879	351,175	343,149
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	356,252	350,372	354,422	347,094

Impact of adjustments to FFO:
Variable upside participation on DCP, net	$-	$-	$(204)	$(10,622)
Legal and other costs (2)	3,763	-	2,869	1,493
Realized (gain)/loss on real estate technology investments, net of tax (2)	(11,236)	756	(9,864)	(6,992)
Unrealized (gain)/loss on real estate technology investments, net of tax (2)	8,364	6,767	6,813	52,663
Severance costs (2)	4,164	441	4,164	441
Casualty-related charges/(recoveries), net	(224)	8,523	3,138	9,733
Total impact of adjustments to FFO	$4,831	$16,487	$6,916	$46,716

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$223,762	$213,193	$874,709	$809,091

FFO as Adjusted per weighted average common share and unit, diluted	$0.63	$0.61	$2.47	$2.33

Recurring capital expenditures, inclusive of unconsolidated joint ventures	(30,133)	(27,111)	(90,917)	(77,710)
AFFO attributable to common stockholders and unitholders, diluted	$193,629	$186,082	$783,792	$731,381

AFFO per weighted average common share and unit, diluted	$0.54	$0.53	$2.21	$2.11

(1)	See Attachment 14 for definitions and other terms.
(2)	See Attachment 1, footnotes 3, 4, 5 and 6 for further details.
(3)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and twelve months ended December 31, 2023 and December 31, 2022. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

Consolidated Balance Sheets

(Unaudited) (1)

	December 31,	December 31,
In thousands, except share and per share amounts	2023	2022

ASSETS

Real estate owned:
Real estate held for investment	$15,757,456	$15,365,928
Less: accumulated depreciation	(6,242,686)	(5,762,205)
Real estate held for investment, net	9,514,770	9,603,723
Real estate under development
(net of accumulated depreciation of $184 and $296)	160,220	189,809
Real estate held for disposition
(net of accumulated depreciation of $24,960 and $0)	81,039	14,039
Total real estate owned, net of accumulated depreciation	9,756,029	9,807,571

Cash and cash equivalents	2,922	1,193
Restricted cash	31,944	29,001
Notes receivable, net	228,825	54,707
Investment in and advances to unconsolidated joint ventures, net	952,934	754,446
Operating lease right-of-use assets	190,619	194,081
Other assets	209,969	197,471
Total assets	$11,373,242	$11,038,470

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,277,713	$1,052,281
Unsecured debt	4,520,996	4,435,022
Operating lease liabilities	185,836	189,238
Real estate taxes payable	47,107	37,681
Accrued interest payable	47,710	46,671
Security deposits and prepaid rent	50,528	51,999
Distributions payable	149,600	134,213
Accounts payable, accrued expenses, and other liabilities	141,311	153,220
Total liabilities	6,420,801	6,100,325

Redeemable noncontrolling interests in the OP and DownREIT Partnership	961,087	839,850

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at December 31, 2023 and December 31, 2022:
2,686,308 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,686,308 shares at December 31, 2022)	44,614	44,614
11,867,730 shares of Series F outstanding (12,100,514 shares at December 31, 2022)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at December 31, 2023 and December 31, 2022:
329,014,512 shares issued and outstanding (328,993,088 shares at December 31, 2022)	3,290	3,290
Additional paid-in capital	7,493,217	7,493,423
Distributions in excess of net income	(3,554,892)	(3,451,587)
Accumulated other comprehensive income/(loss), net	4,914	8,344
Total stockholders' equity	3,991,144	4,098,085
Noncontrolling interests	210	210
Total equity	3,991,354	4,098,295
Total liabilities and equity	$11,373,242	$11,038,470

(1)	See Attachment 14 for definitions and other terms.

Attachment 4(A)

Selected Financial Information

(Unaudited) (1)

	December 31,	December 31,
Common Stock and Equivalents	2023	2022

Common shares	329,014,512	328,993,088
Restricted unit and common stock equivalents	81,382	599,681
Operating and DownREIT Partnership units	24,428,223	21,123,826
Series E cumulative convertible preferred shares (2)	2,908,323	2,908,323
Total common shares, OP/DownREIT units, and common stock equivalents	356,432,440	353,624,918

Weighted Average Number of Shares Outstanding	4Q 2023	4Q 2022

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,075,692	346,878,938
Weighted average number of OP/DownREIT units outstanding	(24,517,972)	(21,370,161)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	328,557,720	325,508,777

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	356,251,542	350,371,769
Weighted average number of OP/DownREIT units outstanding	(24,517,972)	(21,370,161)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,908,323)	(2,908,323)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	328,825,247	326,093,285

	Year-to-Date 2023	Year-to-Date 2022

Weighted average number of common shares and OP/DownREIT units outstanding - basic	351,175,000	343,149,109
Weighted average number of OP/DownREIT units outstanding	(22,409,581)	(21,477,838)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	328,765,419	321,671,271

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	354,422,379	347,093,624
Weighted average number of OP/DownREIT units outstanding	(22,409,581)	(21,477,838)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,908,323)	(2,915,629)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	329,104,475	322,700,157

(1)	See Attachment 14 for definitions and other terms.
(2)	At December 31, 2023 and December 31, 2022 there were 2,686,308 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,908,323 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

Selected Financial Information

December 31, 2023

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,213,751		20.9%	3.48%	4.7
	Floating		67,017		1.2%	6.61%	4.1
	Combined		1,280,768		22.1%	3.64%	4.7

Unsecured	Fixed		4,115,644	(3)	70.8%	3.06%	6.5
	Floating		412,668		7.1%	5.68%	-
	Combined		4,528,312		77.9%	3.30%	5.9

Total Debt	Fixed		5,329,395		91.7%	3.15%	6.1
	Floating		479,685		8.3%	5.81%	0.6
	Combined		5,809,080		100.0%	3.37%	5.6
	Total Non-Cash Adjustments (4)		(10,371)
	Total per Balance Sheet		$5,798,709			3.40%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2024	$97,578	$15,644	$408,075		$521,297	9.0%	5.31%
2025	218,585	-	4,593		223,178	3.8%	4.57%
2026	56,665	300,000	-		356,665	6.1%	2.96%
2027	6,931	650,000	-		656,931	11.3%	3.67%
2028	166,518	300,000	-		466,518	8.0%	3.72%
2029	315,802	300,000	-		615,802	10.6%	3.93%
2030	230,759	600,000	-		830,759	14.3%	3.34%
2031	160,930	600,000	-		760,930	13.1%	2.92%
2032	27,000	400,000	-		427,000	7.4%	2.22%
2033	-	650,000	-		650,000	11.2%	1.99%
Thereafter	-	300,000	-		300,000	5.2%	3.13%
	1,280,768	4,115,644	412,668		5,809,080	100.0%	3.37%
Total Non-Cash Adjustments (4)	(3,055)	(7,316)	-		(10,371)
Total per Balance Sheet	$1,277,713	$4,108,328	$412,668		$5,798,709		3.40%

(1)	See Attachment 14 for definitions and other terms.
(2)	The 2024 maturity reflects the $408.1 million of principal outstanding at an interest rate of 5.67%, the equivalent of SOFR plus a spread of 32 basis points, on the Company’s unsecured commercial paper program as of December 31, 2023. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.8 years with extensions and 5.8 years without extensions.
(3)	Includes the following amount of floating rate debt that has been fixed using interest rate swaps: $350.0 million at a weighted average all-in rate of 3.36% that ended January 2024, $262.5 million at a weighted average all-in rate of 2.68% from January 2024 until July 2024, and $175.0 million of floating rate debt at a weighted average all-in rate of 1.43% from July 2024 until July 2025.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at December 31, 2023. The facility has a maturity date of January 2026, plus two six-month extension options and currently carries an interest rate equal to adjusted SOFR plus 75.5 basis points.
(7)	There was $4.6 million outstanding on our $75.0 million working capital credit facility at December 31, 2023. The facility has a maturity date of January 2025 plus a one-year extension option. The working capital credit facility currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.

Attachment 4(C)

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					December 31, 2023
Net income/(loss)					$35,961
Adjustments:
Interest expense, including debt extinguishment and other associated costs					47,347
Real estate depreciation and amortization					170,643
Other depreciation and amortization					4,397
Tax provision/(benefit), net					93
Net (gain)/loss on the sale of depreciable real estate owned					(25,308)
Net (gain)/loss on consolidation					24,257
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					17,533
EBITDAre					$274,923

Casualty-related charges/(recoveries), net					(224)
Legal and other costs					3,763
Severance costs					4,164
Unrealized (gain)/loss on real estate technology investments					9,821
Realized (gain)/loss on real estate technology investments					(13,124)
(Income)/loss from unconsolidated entities					(4,038)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(17,533)
Management fee expense on unconsolidated joint ventures					(798)
Consolidated EBITDAre - adjusted for non-recurring items					$256,954

Annualized consolidated EBITDAre - adjusted for non-recurring items					$1,027,816

Interest expense, including debt extinguishment and other associated costs					47,347
Capitalized interest expense					2,893
Total interest					$50,240

Preferred dividends					$1,222

Total debt					$5,798,709
Cash					(2,922)
Net debt					$5,795,787

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.1x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					5.0x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.6x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	31.1% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	5.0x	Yes
Maximum Secured Debt Ratio			≤40.0%	10.2%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	387.3%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	32.9% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.4x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	7.2%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	319.6%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	4Q 2023 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	46,101	$246,266	86.7%	$13,815,679	86.2%
Encumbered assets	9,449	37,624	13.3%	2,208,180	13.8%
	55,550	$283,890	100.0%	$16,023,859	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues
Same-Store Communities	51,801	$378,988	$381,716	$374,081	$369,722	$369,516
Stabilized, Non-Mature Communities	3,179	17,445	12,312	7,639	6,691	5,642
Development Communities	356	1,944	1,328	771	264	57
Non-Residential / Other (2)	-	9,070	9,168	7,643	8,511	9,611
Total	55,336	$407,447	$404,524	$390,134	$385,188	$384,826

Expenses
Same-Store Communities		$113,844	$118,271	$113,753	$111,146	$110,551
Stabilized, Non-Mature Communities		7,306	5,063	3,235	3,557	3,064
Development Communities		1,324	1,083	978	664	503
Non-Residential / Other (2)		3,421	4,147	4,649	3,888	3,614
Total (3)		$125,895	$128,564	$122,615	$119,255	$117,732

Net Operating Income
Same-Store Communities		$265,144	$263,445	$260,328	$258,576	$258,965
Stabilized, Non-Mature Communities		10,139	7,249	4,404	3,134	2,578
Development Communities		620	245	(207)	(400)	(446)
Non-Residential / Other (2)		5,649	5,021	2,994	4,623	5,997
Total		$281,552	$275,960	$267,519	$265,933	$267,094

Operating Margin
Same-Store Communities		70.0%	69.0%	69.6%	69.9%	70.1%

Weighted Average Physical Occupancy
Same-Store Communities		96.9%	96.7%	96.6%	96.5%	96.7%
Stabilized, Non-Mature Communities		95.5%	94.7%	88.7%	82.1%	72.0%
Development Communities		74.2%	67.1%	41.4%	20.3%	17.3%
Other (4)		97.9%	96.5%	97.3%	96.8%	97.3%
Total		96.7%	96.4%	96.1%	95.8%	96.1%

Sold and Held for Disposition Communities (5)
Revenues	214	$3,447	$3,835	$12,964	$13,119	$13,586
Expenses (3)		1,109	1,139	3,762	3,549	3,794
Net Operating Income/(Loss)		$2,338	$2,696	$9,202	$9,570	$9,792

Total	55,550	$283,890	$278,656	$276,721	$275,503	$276,886

(1)	See Attachment 14 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(4)	Includes occupancy of Sold and Held for Disposition Communities.
(5)	Quarter ended December 31, 2023 includes one community sold during the quarter and one community held for disposition.

Attachment 6

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 4Q 2023
	SS Operating
Year-Over-Year Comparison	Expenses	4Q 2023	4Q 2022	% Change

Personnel	14.3%	$16,236	$15,684	3.5%
Utilities	14.1%	16,024	15,267	5.0%
Repair and maintenance	18.8%	21,353	20,077	6.4%
Administrative and marketing	7.0%	7,984	7,430	7.5%
Controllable expenses	54.2%	61,597	58,458	5.4%

Real estate taxes	40.9%	$46,616	$45,135	3.3%
Insurance	4.9%	5,631	6,958	-19.1%
Same-Store operating expenses	100.0%	$113,844	$110,551	3.0%

Same-Store Homes	51,801

	% of 4Q 2023
	SS Operating
Sequential Comparison	Expenses	4Q 2023	3Q 2023	% Change

Personnel	14.3%	$16,236	$16,377	-0.9%
Utilities	14.1%	16,024	16,777	-4.5%
Repair and maintenance	18.8%	21,353	24,453	-12.7%
Administrative and marketing	7.0%	7,984	7,988	-0.1%
Controllable expenses	54.2%	61,597	65,595	-6.1%

Real estate taxes	40.9%	$46,616	$46,397	0.5%
Insurance	4.9%	5,631	6,279	-10.3%
Same-Store operating expenses	100.0%	$113,844	$118,271	-3.7%

Same-Store Homes	51,801

	% of YTD 2023
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2023	YTD 2022	% Change

Personnel (2)	13.6%	$61,511	$60,727	1.3%
Utilities	14.3%	65,020	58,785	10.6%
Repair and maintenance	19.6%	88,946	80,627	10.3%
Administrative and marketing	6.7%	30,379	28,408	6.9%
Controllable expenses	54.2%	245,856	228,547	7.6%

Real estate taxes	40.5%	$183,323	$177,668	3.2%
Insurance	5.3%	23,965	26,415	-9.3%
Same-Store operating expenses	100.0%	$453,144	$432,630	4.7%

Same-Store Homes	51,368

(1)	See Attachment 14 for definitions and other terms.
(2)	Personnel for YTD 2023 includes a 1Q 2023 refundable payroll tax credit of $3.7 million related to the Employee Retention Credit program.

Attachment 7(A)

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

December 31, 2023

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,305	-	4,305	701	5,006	$3,040
San Francisco, CA	2,780	529	3,309	602	3,911	3,553
Seattle, WA	2,702	-	2,702	284	2,986	2,819
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,359
Los Angeles, CA	1,225	-	1,225	340	1,565	3,235
	12,579	529	13,108	1,927	15,035

Mid-Atlantic Region
Metropolitan DC	8,819	300	9,119	360	9,479	2,326
Baltimore, MD	2,221	-	2,221	-	2,221	1,902
Richmond, VA	1,359	-	1,359	-	1,359	1,843
	12,399	300	12,699	360	13,059

Northeast Region
Boston, MA	4,667	-	4,667	876	5,543	3,126
New York, NY	2,318	-	2,318	710	3,028	4,761
	6,985	-	6,985	1,586	8,571

Southeast Region
Tampa, FL	3,877	-	3,877	-	3,877	2,116
Orlando, FL	3,493	-	3,493	-	3,493	1,909
Nashville, TN	2,260	-	2,260	-	2,260	1,754
	9,630	-	9,630	-	9,630

Southwest Region
Dallas, TX	5,813	1,606	7,419	-	7,419	1,770
Austin, TX	1,272	608	1,880	-	1,880	1,828
	7,085	2,214	9,299	-	9,299

Other Markets (5)	3,123	492	3,615	554	4,169	2,623

Totals	51,801	3,535	55,336	4,427	59,763	$2,531

Communities (6)	154	13	167	18	185

		Homes	Communities
Total completed homes		59,763	185
Held for Disposition		214	1
Under Development (7)		359	2

Total Quarter-end homes and communities		60,336	188

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 10(A) for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 10(A) for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (510 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes), Portland (476 homes) and Philadelphia (1,172 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

Non-Mature Home Summary and Net Operating Income by Market

December 31, 2023

(Unaudited) (1)

Non-Mature Home Breakout - By Date

Community	Category	# of Homes	Market	Same-Store Quarter (2)

HQ	Stabilized, Non-Mature	136	San Francisco, CA	2Q24

The George Apartments	Stabilized, Non-Mature	200	Philadelphia, PA	2Q24

Vitruvian West Phase 3	Stabilized, Non-Mature	405	Dallas, TX	2Q24

Cirrus	Stabilized, Non-Mature	292	Denver, CO	3Q24

Central Square at Frisco	Stabilized, Non-Mature	298	Dallas, TX	4Q24

Villaggio	Stabilized, Non-Mature	272	Dallas, TX	4Q24

Lofts at Palisades	Stabilized, Non-Mature	343	Dallas, TX	4Q24

Flats at Palisades	Stabilized, Non-Mature	232	Dallas, TX	4Q24

Estancia Villas	Stabilized, Non-Mature	312	Austin, TX	4Q24

Palo Verde	Stabilized, Non-Mature	296	Austin, TX	4Q24

5421 at Dublin Station	Stabilized, Non-Mature	220	San Francisco, CA	1Q25

The MO	Development	300	Washington, DC	2Q25

Residences at Lake Merritt	Stabilized, Non-Mature	173	San Francisco, CA	2Q25

Villas at Fiori	Development	56	Dallas, TX	1Q26

Total		3,535

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	11.2%	11.0%	Tampa, FL	6.1%	5.4%
San Francisco, CA	7.5%	8.2%	Orlando, FL	5.0%	4.5%
Seattle, WA	6.3%	6.3%	Nashville, TN	3.3%	2.9%
Monterey Peninsula, CA	3.1%	2.8%		14.4%	12.8%
Los Angeles, CA	2.8%	2.9%	Southwest Region
	30.9%	31.2%	Dallas, TX	7.3%	8.6%
Mid-Atlantic Region			Austin, TX	1.6%	1.4%
Metropolitan DC	15.5%	14.9%		8.9%	10.0%
Baltimore, MD	3.2%	2.9%
Richmond, VA	2.1%	1.9%	Other Markets (3)	6.3%	7.3%
	20.8%	19.7%
Northeast Region
Boston, MA	11.7%	11.3%
New York, NY	7.0%	7.7%
	18.7%	19.0%	Total	100.0%	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2023

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 2023 NOI	4Q 23	4Q 22	Change	4Q 23	4Q 22	Change

West Region
Orange County, CA	4,305	11.2%	96.9%	96.2%	0.7%	$3,037	$2,940	3.3%
San Francisco, CA	2,780	7.5%	96.4%	95.9%	0.5%	3,480	3,445	1.0%
Seattle, WA	2,702	6.3%	97.6%	97.0%	0.6%	2,823	2,842	-0.7%
Monterey Peninsula, CA	1,567	3.1%	95.0%	95.3%	-0.3%	2,359	2,307	2.3%
Los Angeles, CA	1,225	2.8%	95.9%	96.7%	-0.8%	3,049	3,055	-0.2%
	12,579	30.9%	96.6%	96.2%	0.4%	3,006	2,963	1.5%

Mid-Atlantic Region
Metropolitan DC	8,819	15.5%	97.3%	97.0%	0.3%	2,327	2,224	4.6%
Baltimore, MD	2,221	3.2%	96.4%	95.9%	0.5%	1,902	1,891	0.6%
Richmond, VA	1,359	2.1%	97.3%	97.5%	-0.2%	1,843	1,775	3.8%
	12,399	20.8%	97.2%	96.9%	0.3%	2,196	2,115	3.8%

Northeast Region
Boston, MA	4,667	11.7%	96.9%	96.6%	0.3%	3,166	3,064	3.3%
New York, NY	2,318	7.0%	97.5%	97.8%	-0.3%	4,685	4,446	5.4%
	6,985	18.7%	97.1%	97.0%	0.1%	3,672	3,526	4.1%

Southeast Region
Tampa, FL	3,877	6.1%	97.3%	96.7%	0.6%	2,116	2,090	1.2%
Orlando, FL	3,493	5.0%	96.5%	96.0%	0.5%	1,909	1,874	1.9%
Nashville, TN	2,260	3.3%	96.8%	97.1%	-0.3%	1,754	1,746	0.5%
	9,630	14.4%	96.9%	96.6%	0.3%	1,956	1,929	1.4%

Southwest Region
Dallas, TX	5,813	7.3%	97.1%	96.6%	0.5%	1,771	1,775	-0.2%
Austin, TX	1,272	1.6%	96.3%	97.5%	-1.2%	1,906	1,916	-0.5%
	7,085	8.9%	97.0%	96.8%	0.2%	1,795	1,801	-0.3%

Other Markets	3,123	6.3%	96.9%	96.5%	0.4%	2,587	2,556	1.2%

Total/Weighted Avg.	51,801	100.0%	96.9%	96.7%	0.2%	$2,516	$2,460	2.3%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(B)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2023

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 23	4Q 22	Change	4Q 23	4Q 22	Change	4Q 23	4Q 22	Change

West Region
Orange County, CA	4,305	$38,007	$36,525	4.1%	$8,332	$8,204	1.6%	$29,675	$28,321	4.8%
San Francisco, CA	2,780	27,975	27,543	1.6%	8,055	7,959	1.2%	19,920	19,584	1.7%
Seattle, WA	2,702	22,337	22,349	-0.1%	5,723	5,934	-3.6%	16,614	16,415	1.2%
Monterey Peninsula, CA	1,567	10,534	10,336	1.9%	2,418	2,425	-0.3%	8,116	7,911	2.6%
Los Angeles, CA	1,225	10,745	10,857	-1.0%	3,219	3,065	5.0%	7,526	7,792	-3.4%
	12,579	109,598	107,610	1.8%	27,747	27,587	0.6%	81,851	80,023	2.3%

Mid-Atlantic Region
Metropolitan DC	8,819	59,902	57,075	5.0%	18,554	17,669	5.0%	41,348	39,406	4.9%
Baltimore, MD	2,221	12,220	12,084	1.1%	3,771	3,883	-2.9%	8,449	8,201	3.0%
Richmond, VA	1,359	7,312	7,057	3.6%	1,804	1,771	1.9%	5,508	5,286	4.2%
	12,399	79,434	76,216	4.2%	24,129	23,323	3.5%	55,305	52,893	4.6%

Northeast Region
Boston, MA	4,667	42,948	41,445	3.6%	11,926	11,002	8.4%	31,022	30,443	1.9%
New York, NY	2,318	31,764	30,239	5.0%	13,174	12,511	5.3%	18,590	17,728	4.9%
	6,985	74,712	71,684	4.2%	25,100	23,513	6.8%	49,612	48,171	3.0%

Southeast Region
Tampa, FL	3,877	23,946	23,505	1.9%	7,869	8,015	-1.8%	16,077	15,490	3.8%
Orlando, FL	3,493	19,303	18,852	2.4%	5,987	5,614	6.6%	13,316	13,238	0.6%
Nashville, TN	2,260	11,513	11,495	0.2%	2,880	2,824	2.0%	8,633	8,671	-0.4%
	9,630	54,762	53,852	1.7%	16,736	16,453	1.7%	38,026	37,399	1.7%

Southwest Region
Dallas, TX	5,813	29,991	29,905	0.3%	10,602	10,502	1.0%	19,389	19,403	-0.1%
Austin, TX	1,272	7,006	7,129	-1.7%	2,770	2,616	5.9%	4,236	4,513	-6.1%
	7,085	36,997	37,034	-0.1%	13,372	13,118	1.9%	23,625	23,916	-1.2%

Other Markets	3,123	23,485	23,120	1.6%	6,760	6,557	3.1%	16,725	16,563	1.0%

Total (2)	51,801	$378,988	$369,516	2.6%	$113,844	$110,551	3.0%	$265,144	$258,965	2.4%

(1)	See Attachment 14 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store Revenue and Same-Store NOI increased year-over-year by 2.5% and 2.3%, respectively. See Attachment 14(C) for definitions and reconciliations.

Attachment 8(C)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2023

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 23	3Q 23	Change	4Q 23	3Q 23	Change

West Region
Orange County, CA	4,305	96.9%	96.8%	0.1%	$3,037	$3,065	-0.9%
San Francisco, CA	2,780	96.4%	96.3%	0.1%	3,480	3,557	-2.2%
Seattle, WA	2,702	97.6%	97.3%	0.3%	2,823	2,823	0.0%
Monterey Peninsula, CA	1,567	95.0%	96.4%	-1.4%	2,359	2,324	1.5%
Los Angeles, CA	1,225	95.9%	95.9%	0.0%	3,049	3,159	-3.5%
	12,579	96.6%	96.7%	-0.1%	3,006	3,038	-1.0%

Mid-Atlantic Region
Metropolitan DC	8,819	97.3%	97.2%	0.1%	2,327	2,334	-0.3%
Baltimore, MD	2,221	96.4%	95.6%	0.8%	1,902	1,925	-1.2%
Richmond, VA	1,359	97.3%	97.0%	0.3%	1,843	1,892	-2.6%
	12,399	97.2%	96.9%	0.3%	2,196	2,213	-0.8%

Northeast Region
Boston, MA	4,667	96.9%	96.3%	0.6%	3,166	3,143	0.7%
New York, NY	2,318	97.5%	97.6%	-0.1%	4,685	4,780	-2.0%
	6,985	97.1%	96.7%	0.4%	3,672	3,691	-0.5%

Southeast Region
Tampa, FL	3,877	97.3%	96.6%	0.7%	2,116	2,134	-0.8%
Orlando, FL	3,493	96.5%	96.0%	0.5%	1,909	1,942	-1.7%
Nashville, TN	2,260	96.8%	96.5%	0.3%	1,754	1,781	-1.5%
	9,630	96.9%	96.4%	0.5%	1,956	1,982	-1.3%

Southwest Region
Dallas, TX	5,813	97.1%	96.9%	0.2%	1,771	1,792	-1.2%
Austin, TX	1,272	96.3%	96.1%	0.2%	1,906	1,942	-1.9%
	7,085	97.0%	96.8%	0.2%	1,795	1,819	-1.3%

Other Markets	3,123	96.9%	96.6%	0.3%	2,587	2,627	-1.5%

Total/Weighted Avg.	51,801	96.9%	96.7%	0.2%	$2,516	$2,541	-1.0%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(D)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2023

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 23	3Q 23	Change	4Q 23	3Q 23	Change	4Q 23	3Q 23	Change

West Region
Orange County, CA	4,305	$38,007	$38,321	-0.8%	$8,332	$8,675	-4.0%	$29,675	$29,646	0.1%
San Francisco, CA	2,780	27,975	28,554	-2.0%	8,055	8,469	-4.9%	19,920	20,085	-0.8%
Seattle, WA	2,702	22,337	22,266	0.3%	5,723	6,081	-5.9%	16,614	16,185	2.6%
Monterey Peninsula, CA	1,567	10,534	10,534	0.0%	2,418	2,349	2.9%	8,116	8,185	-0.8%
Los Angeles, CA	1,225	10,745	11,135	-3.5%	3,219	3,012	6.9%	7,526	8,123	-7.4%
	12,579	109,598	110,810	-1.1%	27,747	28,586	-2.9%	81,851	82,224	-0.5%

Mid-Atlantic Region
Metropolitan DC	8,819	59,902	60,029	-0.2%	18,554	19,254	-3.6%	41,348	40,775	1.4%
Baltimore, MD	2,221	12,220	12,265	-0.4%	3,771	4,278	-11.9%	8,449	7,987	5.8%
Richmond, VA	1,359	7,312	7,481	-2.3%	1,804	1,836	-1.7%	5,508	5,645	-2.4%
	12,399	79,434	79,775	-0.4%	24,129	25,368	-4.9%	55,305	54,407	1.6%

Northeast Region
Boston, MA	4,667	42,948	42,371	1.4%	11,926	12,279	-2.9%	31,022	30,092	3.1%
New York, NY	2,318	31,764	32,442	-2.1%	13,174	14,038	-6.2%	18,590	18,404	1.0%
	6,985	74,712	74,813	-0.1%	25,100	26,317	-4.6%	49,612	48,496	2.3%

Southeast Region
Tampa, FL	3,877	23,946	23,975	-0.1%	7,869	8,061	-2.4%	16,077	15,914	1.0%
Orlando, FL	3,493	19,303	19,540	-1.2%	5,987	6,244	-4.1%	13,316	13,296	0.2%
Nashville, TN	2,260	11,513	11,651	-1.2%	2,880	3,187	-9.6%	8,633	8,464	2.0%
	9,630	54,762	55,166	-0.7%	16,736	17,492	-4.3%	38,026	37,674	0.9%

Southwest Region
Dallas, TX	5,813	29,991	30,284	-1.0%	10,602	10,777	-1.6%	19,389	19,507	-0.6%
Austin, TX	1,272	7,006	7,122	-1.6%	2,770	2,637	5.0%	4,236	4,485	-5.5%
	7,085	36,997	37,406	-1.1%	13,372	13,414	-0.3%	23,625	23,992	-1.5%

Other Markets	3,123	23,485	23,746	-1.1%	6,760	7,094	-4.7%	16,725	16,652	0.4%

Total (2)	51,801	$378,988	$381,716	-0.7%	$113,844	$118,271	-3.7%	$265,144	$263,445	0.6%

(1)	See Attachment 14 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store Revenue and Same-Store NOI increased quarter-over-quarter by -0.7% and 0.7%, respectively. See Attachment 14(C) for definitions and reconciliations.

Attachment 8(E)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2023

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2023 NOI	YTD 23	YTD 22	Change	YTD 23	YTD 22	Change

West Region
Orange County, CA	4,305	11.3%	96.4%	96.2%	0.2%	$3,014	$2,860	5.4%
San Francisco, CA	2,780	7.7%	96.5%	96.0%	0.5%	3,488	3,345	4.3%
Seattle, WA	2,702	6.3%	97.2%	97.3%	-0.1%	2,818	2,758	2.2%
Monterey Peninsula, CA	1,567	3.1%	95.6%	96.2%	-0.6%	2,289	2,199	4.1%
Los Angeles, CA	1,225	3.1%	96.2%	96.6%	-0.4%	3,121	3,031	3.0%
	12,579	31.5%	96.5%	96.4%	0.1%	2,997	2,879	4.1%

Mid-Atlantic Region
Metropolitan DC	8,819	15.6%	97.2%	97.1%	0.1%	2,297	2,180	5.4%
Baltimore, MD	2,221	3.1%	95.7%	96.2%	-0.5%	1,899	1,816	4.6%
Richmond, VA	1,359	2.1%	96.9%	97.5%	-0.6%	1,827	1,709	6.9%
	12,399	20.8%	96.9%	97.0%	-0.1%	2,175	2,063	5.4%

Northeast Region
Boston, MA	4,234	10.7%	96.7%	96.7%	0.0%	3,147	2,975	5.8%
New York, NY	2,318	7.0%	97.8%	98.0%	-0.2%	4,638	4,231	9.6%
	6,552	17.7%	97.1%	97.2%	-0.1%	3,678	3,423	7.5%

Southeast Region
Tampa, FL	3,877	6.1%	96.7%	96.8%	-0.1%	2,118	1,975	7.2%
Orlando, FL	3,493	5.1%	96.2%	96.4%	-0.2%	1,914	1,761	8.7%
Nashville, TN	2,260	3.2%	96.2%	97.4%	-1.2%	1,760	1,636	7.6%
	9,630	14.4%	96.4%	96.8%	-0.4%	1,960	1,818	7.8%

Southwest Region
Dallas, TX	5,813	7.4%	96.7%	96.8%	-0.1%	1,777	1,685	5.5%
Austin, TX	1,272	1.7%	96.3%	97.7%	-1.4%	1,925	1,824	5.5%
	7,085	9.1%	96.7%	96.9%	-0.2%	1,802	1,712	5.5%

Other Markets	3,123	6.5%	96.8%	96.8%	0.0%	2,576	2,452	5.1%

Total/Weighted Avg.	51,368	100.0%	96.7%	96.8%	-0.1%	$2,501	$2,365	5.7%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(F)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2023

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 23	YTD 22	Change	YTD 23	YTD 22	Change	YTD 23	YTD 22	Change

West Region
Orange County, CA	4,305	$150,086	$142,134	5.6%	$33,289	$31,185	6.7%	$116,797	$110,949	5.3%
San Francisco, CA	2,780	112,301	107,096	4.9%	32,601	30,847	5.7%	79,700	76,249	4.5%
Seattle, WA	2,702	88,798	86,997	2.1%	23,101	23,592	-2.1%	65,697	63,405	3.6%
Monterey Peninsula, CA	1,567	41,147	39,786	3.4%	9,349	8,930	4.7%	31,798	30,856	3.1%
Los Angeles, CA	1,225	44,139	43,037	2.6%	12,187	11,600	5.1%	31,952	31,437	1.6%
	12,579	436,471	419,050	4.2%	110,527	106,154	4.1%	325,944	312,896	4.2%

Mid-Atlantic Region
Metropolitan DC	8,819	236,254	223,965	5.5%	74,003	70,618	4.8%	162,251	153,347	5.8%
Baltimore, MD	2,221	48,430	46,557	4.0%	15,820	15,317	3.3%	32,610	31,240	4.4%
Richmond, VA	1,359	28,873	27,171	6.3%	7,355	6,835	7.6%	21,518	20,336	5.8%
	12,399	313,557	297,693	5.3%	97,178	92,770	4.8%	216,379	204,923	5.6%

Northeast Region
Boston, MA	4,234	154,605	146,175	5.8%	43,595	41,438	5.2%	111,010	104,737	6.0%
New York, NY	2,318	126,167	115,336	9.4%	53,074	49,605	7.0%	73,093	65,731	11.2%
	6,552	280,772	261,511	7.4%	96,669	91,043	6.2%	184,103	170,468	8.0%

Southeast Region
Tampa, FL	3,877	95,290	88,926	7.2%	32,204	30,542	5.4%	63,086	58,384	8.1%
Orlando, FL	3,493	77,193	71,176	8.5%	23,910	21,996	8.7%	53,283	49,180	8.3%
Nashville, TN	2,260	45,930	43,202	6.3%	12,266	12,299	-0.3%	33,664	30,903	8.9%
	9,630	218,413	203,304	7.4%	68,380	64,837	5.5%	150,033	138,467	8.4%

Southwest Region
Dallas, TX	5,813	119,869	113,798	5.3%	43,313	41,899	3.4%	76,556	71,899	6.5%
Austin, TX	1,272	28,298	27,199	4.0%	10,713	10,730	-0.2%	17,585	16,469	6.8%
	7,085	148,167	140,997	5.1%	54,026	52,629	2.7%	94,141	88,368	6.5%

Other Markets	3,123	93,457	88,940	5.1%	26,364	25,197	4.6%	67,093	63,743	5.3%

Total (2)	51,368	$1,490,837	$1,411,495	5.6%	$453,144	$432,630	4.7%	$1,037,693	$978,865	6.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store revenue and Same-Store NOI increased year-over-year by 6.2% and 6.8%, respectively. See Attachment 14(C) for definitions and reconciliations.

Attachment 8(G)

Same-Store Operating Information By Major Market

December 31, 2023

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	4Q 2023	4Q 2023	4Q 2023	4Q 2023	4Q 2022	YTD 2023	YTD 2022

West Region
Orange County, CA	0.4%	-2.8%	3.7%	37.4%	41.1%	44.6%	42.7%
San Francisco, CA	-3.5%	-9.8%	3.5%	36.2%	41.8%	43.5%	40.3%
Seattle, WA	0.4%	-5.0%	4.2%	36.6%	42.9%	46.1%	49.9%
Monterey Peninsula, CA	6.5%	5.9%	7.2%	33.4%	38.0%	35.2%	32.4%
Los Angeles, CA	-2.4%	-6.6%	2.8%	37.9%	31.1%	39.8%	32.7%
	-0.6%	-5.0%	3.9%	36.6%	40.6%	43.3%	42.3%

Mid-Atlantic Region
Metropolitan DC	2.1%	-2.9%	6.3%	27.4%	30.9%	39.0%	40.8%
Baltimore, MD	-1.7%	-6.3%	4.2%	33.9%	39.8%	52.2%	53.9%
Richmond, VA	-2.1%	-6.8%	2.1%	34.4%	36.2%	46.1%	46.6%
	1.1%	-3.9%	5.6%	29.7%	33.4%	42.8%	44.4%

Northeast Region
Boston, MA	1.9%	-1.4%	5.0%	30.9%	33.3%	42.4%	44.0%
New York, NY	0.9%	-3.8%	5.4%	24.5%	24.0%	39.6%	40.0%
	1.6%	-2.2%	5.1%	29.1%	30.9%	41.5%	42.6%

Southeast Region
Tampa, FL	-1.7%	-6.3%	3.0%	36.7%	46.9%	52.0%	54.9%
Orlando, FL	-4.6%	-9.9%	2.2%	44.5%	50.8%	52.4%	51.7%
Nashville, TN	-2.0%	-5.9%	1.9%	38.1%	38.1%	49.2%	48.5%
	-2.9%	-7.8%	2.5%	40.2%	46.7%	51.5%	52.4%

Southwest Region
Dallas, TX	-2.2%	-6.7%	2.6%	39.0%	43.2%	49.9%	50.9%
Austin, TX	-4.7%	-11.2%	3.1%	40.2%	37.1%	48.5%	49.2%
	-2.7%	-7.7%	2.7%	39.3%	42.2%	49.7%	50.6%

Other Markets	-0.2%	-4.7%	4.5%	39.4%	43.2%	44.3%	46.7%

Total/Weighted Avg.	-0.5%	-5.1%	4.2%	34.9%	38.7%	45.2%	45.8%

Allocation of Total Homes Repriced during the Quarter		49.9%	50.1%

(1)	See Attachment 14 for definitions and other terms.

Attachment 9

Development and Land Summary

December 31, 2023

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

Villas at Fiori	Addison, TX	85	56	$49,502	$53,500	$629	1Q22	4Q23	2Q24	25.9%	17.7%
Meridian	Tampa, FL	330	-	110,902	134,000	406	1Q22	2Q24	2Q24	6.1%	-

Total Under Construction		415	56	$160,404	$187,500	$452

Completed Projects, Non-Stabilized

The MO	Washington, DC	300	300	$141,419	$145,000	$483	3Q20	4Q22	1Q23	94.0%	92.0%

Total Completed, Non-Stabilized		300	300	$141,419	$145,000	$483

Total - Wholly Owned		715	356	$301,823	$332,500	$465

NOI From Wholly-Owned Projects		4Q 23

Projects Under Construction		$(264)
Completed, Non-Stabilized		884
Total		$620

Land Summary
Parcel	Location	UDR Ownership Interest		Real Estate Cost Basis

Vitruvian Park®	Addison, TX	100%		$37,212
Alameda Point Block 11	Alameda, CA	100%		32,000
Newport Village II	Alexandria, VA	100%		19,800
2727 Turtle Creek (includes 3 phases)	Dallas, TX	100%		99,146
488 Riverwalk	Fort Lauderdale, FL	100%		22,352
3001 Iowa Avenue	Riverside, CA	100%		21,854

Total				$232,364

(1)	See Attachment 14 for definitions and other terms.

Attachment 10(A)

Unconsolidated Summary

December 31, 2023

(Dollars in Thousands)

(Unaudited) (1)

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Interest	Comm.	Homes	4Q 23	4Q 23	4Q 23	YTD 23 (2)	YTD 23 (2)

UDR / MetLife	50%	13	2,837	96.6%	$4,147	$10,768	$43,736	$86,990
UDR / LaSalle	51%	5	1,590	97.2%	2,572	3,855	7,716	15,128

Total		18	4,427	96.8%	$3,638	$14,623	$51,452	$102,118

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (3)	Debt (3)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,727,352	$855,049	$234,057	3.79%	2024-2031
UDR / LaSalle	611,044	45,127	286,723	5.88%	2028

Total	$2,338,396	$900,176	$520,780	3.89%

		4Q 23 vs. 4Q 22 Growth			4Q 23 vs. 3Q 23 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI	Revenue	Expense	NOI

Combined JV Portfolio	17	1.2%	7.1%	-1.8%	-0.5%	0.0%	-0.8%

		YTD 23 vs. YTD 22 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI

Combined JV Portfolio	17	6.5%	5.7%	6.9%

				Income/(Loss)
	UDR Investment (6)			from Investments
Other Unconsolidated Investments (5)	Commitment	Funded	Balance	4Q 23 (7)

RETV Funds	$51,000	$30,660	$26,762	$(360)
RET Strategic Fund	25,000	13,625	13,980	9
RET ESG Fund	10,000	4,000	3,640	(80)
Climate Technology Funds	10,000	7,663	6,871	(531)
Total	$96,000	$55,948	$51,253	$(962)

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended December 31, 2023.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Joint Venture Same-Store growth is presented at UDR's ownership interest.
(5)	Other unconsolidated investments represent UDR’s investments in real estate technology and climate technology funds.
(6)	Investment commitment represents maximum equity and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amount funded plus realized/unrealized gain/(loss), less distributions received prior to the period end.
(7)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 10(B)

Developer Capital Program

December 31, 2023

(Dollars in Thousands)

(Unaudited) (1)

Developer Capital Program (2)(3)

		# of	UDR Investment		Return	Years to	Upside
Community	Location	Homes	Commitment (4)	Balance (4)	Rate	Maturity (5)	Participation

Preferred Equity

Junction	Santa Monica, CA	66	$12,994	$20,187	12.75%	0.8	-
Thousand Oaks	Thousand Oaks, CA	142	20,059	27,232	9.0%	1.1	Variable
Infield Phase I	Kissimmee, FL	384	16,044	20,476	14.0%	1.2	-
Vernon Boulevard	Queens, NY	534	40,000	62,450	13.0%	1.5	Variable
121 at Watters	Allen, TX	469	19,843	24,617	9.0%	1.6	Variable
Makers Rise	Herndon, VA	356	30,208	37,248	9.0%	2.0	Variable
Meetinghouse	Portland, OR	232	11,600	12,733	8.25%	3.1	-
Heirloom	Portland, OR	286	16,185	17,539	8.25%	3.4	-
Upton Place	Washington, DC	689	52,163	62,596	9.7%	3.9	-
Portfolio Recapitalization (6)	Various	2,460	102,000	102,693	8.0%	5.5	-

Total - Preferred Equity		5,618	$321,096	$387,771	9.6%	3.3

Loans

1300 Fairmount	Philadelphia, PA	478	$71,393	$98,271	10.5%	0.8	-
Menifee	Menifee, CA	237	24,447	26,164	11.0%	3.0	-
Riverside	Riverside, CA	482	59,676	64,608	11.0%	3.0	-
Total - Loans		1,197	$155,516	$189,043	10.8%	2.0

Total - Developer Capital Program		6,815	$476,612	$576,814	10.0%	2.9

		4Q 23

Income/(loss) from investments		$12,700

(1)	See Attachment 14 for definitions and other terms.
(2)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(3)	In April 2019, UDR entered into a joint venture agreement (Residences at Lake Merritt) with an unaffiliated developer resulting in UDR funding $45.2 million of preferred equity. The developer constructed a 173 apartment home community. During the fourth quarter of 2023, the developer informed UDR that it would not fund its share of a capital call and subsequently agreed to transfer its equity interest in the joint venture to UDR. As a result, UDR began consolidating the joint venture. In connection with the consolidation, UDR recorded the community and the senior construction loan at fair value on its balance sheet. The community and senior construction loan were recorded at $67.0 million and $40.0 million, respectively. The consolidation of the venture resulted in UDR recording a $24.3 million non-cash investment loss. UDR took title to the developer’s equity interest in the joint venture in January 2024.
(4)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(5)	As of December 31, 2023, our preferred equity investment and loan portfolio had a weighted average term to maturity of 2.9 years, excluding extension options. In many cases, the maturity dates of our investments can be extended by up to three years, typically through multiple one year extensions, subject to certain conditions being satisfied. In addition, the maturity dates of our investments may differ from the maturity dates of the senior loans held by the ventures.
(6)	A joint venture with 14 stabilized communities located in various markets.

Attachment 11

Acquisitions, Dispositions and Developer Capital Program Investments Summary

December 31, 2023

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
Date of			Ownership	Ownership			# of	Price per
Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Acquisitions - Wholly-Owned

Aug-23	Texas Portfolio Acquisition	Various	0%	100%	$402,247	$209,370	1,753	$229
					$402,247	$209,370	1,753	$229

Acquisitions - Joint Venture

Dec-23	One Upland	Norwood, MA	0%	51%	$114,300	$45,720	262	$436
					$114,300	$45,720	262	$436

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Jun-23	UDR / LaSalle Joint Venture (3)	Various	100%	51%	$507,161	$-	1,328	$382
Dec-23	The Arbory (4)	Hillsboro, OR	100%	0%	78,600	-	276	285

					$585,761	$-	1,604	$365

(1)	See Attachment 14 for definitions and other terms.
(2)	Price represents 100% of the asset. Debt represents 100% of the asset's indebtedness, and excludes deferred financing costs.
(3)	UDR recorded a gain on sale of approximately $325.9 million during the twelve months ended December 31, 2023, which is included in gain/(loss) on sale of real estate owned.
(4)	UDR recorded a gain on sale of approximately $25.3 million during the three and twelve months ended December 31, 2023, which is included in gain/(loss) on sale of real estate owned.

Attachment 12

Capital Expenditure and Repair and Maintenance Summary

December 31, 2023

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Twelve Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	December 31, 2023	per Home	of NOI	December 31, 2023	per Home	of NOI

Average number of homes (3)		55,263			54,476

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$12,223	$221		$39,521	$725
Building exteriors	5 - 20	9,627	174		21,997	404
Landscaping and grounds	10	2,147	39		6,499	119
Total asset preservation		23,997	434		68,017	1,249

Turnover related	5	4,409	80		17,595	323

Total Recurring Cap Ex		28,406	514	10%	85,612	1,572	8%

NOI Enhancing Cap Ex	5 - 20	28,556	517		90,627	1,664

Total Recurring and NOI Enhancing Cap Ex		$56,962	$1,031		$176,239	$3,235

		Three Months			Twelve Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		December 31, 2023	per Home		December 31, 2023	per Home

Average number of homes (3)		55,263			54,476

Contract services		$10,417	$188		$41,838	$768

Turnover related expenses		6,060	110		26,902	494

Other Repair and Maintenance
Building interiors		4,494	81		18,472	339
Building exteriors		1,544	28		5,858	108
Landscaping and grounds		404	7		1,888	35
Total Repair and Maintenance		$22,919	$415		$94,958	$1,743

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 13

1Q 2024 and Full-Year 2024 Guidance

December 31, 2023

(Unaudited) (1)

Guidance

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	1Q 2024	Full-Year 2024

Income/(loss) per weighted average common share, diluted	$0.13 to $0.15	$0.33 to $0.45
FFO per common share and unit, diluted	$0.60 to $0.62	$2.36 to $2.48
FFO as Adjusted per common share and unit, diluted	$0.60 to $0.62	$2.36 to $2.48
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.56 to $0.58	$2.10 to $2.22
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding, diluted (in millions)	356.5	356.7
Annualized dividend per share and unit		$1.70

Same-Store Guidance (Straight-line basis)		Full-Year 2024

Revenue growth / (decline)		0.00% to 3.00%
Expense growth		4.25% to 6.25%
NOI growth / (decline)		-1.75% to 1.75%

Sources of Funds ($ in millions)		Full-Year 2024

AFFO less Dividends		$142 to $185
Debt Issuances/Assumptions and LOC Draw/(Paydown)		$25 to $150
Dispositions and Developer Capital Program maturities		$100 to $250

Uses of Funds ($ in millions)		Full-Year 2024

Debt maturities inclusive of principal amortization (2)		$116
Development spending and land acquisitions		$25 to $50
Redevelopment and other non-recurring		$70 to $100
Developer Capital Program funding and senior loan payoff		$0 to $105
Joint Venture Acquisitions (at share)		$0 to $150
NOI enhancing capital expenditures inclusive of Kitchen and Bath		$60 to $80

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2024

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$187 to $193
Consolidated capitalized interest		$7 to $11
General and administrative		$67 to $73
Recurring capital expenditures per home		$1,650

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.

Attachment 14(A)

Definitions and Reconciliations

December 31, 2023

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Controllable Operating Margin: The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company’s ability to limit the growth of expenses that are within the control of the Company.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 14(B)

Definitions and Reconciliations

December 31, 2023

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	4Q 2023	YTD 2023
Income/(loss) from unconsolidated entities	$(20,219)	$4,693
Management fee	798	2,767
Interest expense	4,240	16,567
Depreciation	12,749	40,420
General and administrative	198	555
Net (gain)/loss on consolidation	24,257	24,257
Developer Capital Program (excludes loans)	(7,889)	(37,885)
Other (income)/expense	58	181
Realized (gain)/loss on real estate technology investments, net of tax	1,888	3,074
Unrealized (gain)/loss on real estate technology investments, net of tax	(1,457)	(3,177)
Total Joint Venture NOI at UDR's Ownership Interest	$14,623	$51,452

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Net income/(loss) attributable to UDR, Inc.	$32,986	$32,858	$347,545	$30,964	$44,530
Property management	13,354	13,271	13,101	12,945	12,949
Other operating expenses	8,320	4,611	4,259	3,032	4,008
Real estate depreciation and amortization	170,643	167,551	168,925	169,300	167,241
Interest expense	47,347	44,664	45,113	43,742	43,247
Casualty-related charges/(recoveries), net	(224)	(1,928)	1,134	4,156	8,523
General and administrative	20,838	15,159	16,452	17,480	16,811
Tax provision/(benefit), net	93	428	1,351	234	(683)
(Income)/loss from unconsolidated entities	20,219	(5,508)	(9,697)	(9,707)	(761)
Interest income and other (income)/expense, net	(9,371)	3,069	(10,447)	(1,010)	(1)
Joint venture management and other fees	(2,379)	(1,772)	(1,450)	(1,242)	(1,244)
Other depreciation and amortization	4,397	3,692	3,681	3,649	4,823
(Gain)/loss on sale of real estate owned	(25,308)	-	(325,884)	(1)	(25,494)
Net income/(loss) attributable to noncontrolling interests	2,975	2,561	22,638	1,961	2,937
Total consolidated NOI	$283,890	$278,656	$276,721	$275,503	$276,886

Attachment 14(C)

Definitions and Reconciliations

December 31, 2023

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Same-Store Revenue with Concessions on a Cash Basis: Same-Store Revenue with Concessions on a Cash Basis is considered by the Company to be a supplemental measure to rental income on a straight-line basis which allows investors to evaluate the impact of both current and historical concessions and to more readily enable comparisons to revenue as reported by its peer REITs. In addition, Same-Store Revenue with Concessions on a Cash Basis allows an investor to understand the historical trends in cash concessions.

A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis (inclusive of the impact to Same-Store NOI) is provided below:

	4Q 23	4Q 22	4Q 23	3Q 23	YTD 23	YTD 22
Revenue (Cash basis)	$378,988	$369,516	$378,988	$381,716	$1,490,837	$1,411,495
Concessions granted/(amortized), net	890	1,137	890	804	1,591	(6,082)
Revenue (Straight-line basis)	$379,878	$370,653	$379,878	$382,520	$1,492,428	$1,405,413

% change - Same-Store Revenue with Concessions on a Cash basis:	2.6%		-0.7%		5.6%
% change - Same-Store Revenue with Concessions on a Straight-line basis:	2.5%		-0.7%		6.2%

% change - Same-Store NOI with Concessions on a Cash basis:	2.4%		0.6%		6.0%
% change - Same-Store NOI with Concessions on a Straight-line basis:	2.3%		0.7%		6.8%

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a Cash Basis, divided by the product of occupancy and the number of apartment homes. A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis is provided above.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 14(D)

Definitions and Reconciliations

December 31, 2023

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2024 and first quarter of 2024 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2024
	Low	High

Forecasted net income per diluted share	$0.33	$0.45
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.05)	(0.05)
Depreciation	2.07	2.07
Noncontrolling interests	0.02	0.02
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.36	$2.48
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$2.36	$2.48
Recurring capital expenditures	(0.26)	(0.26)
Forecasted AFFO per diluted share and unit	$2.10	$2.22

	1Q 2024
	Low	High

Forecasted net income per diluted share	$0.13	$0.15
Conversion from GAAP share count	(0.01)	(0.01)
Net gain on the sale of depreciable real estate owned	(0.05)	(0.05)
Depreciation	0.52	0.52
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.60	$0.62
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.60	$0.62
Recurring capital expenditures	(0.04)	(0.04)
Forecasted AFFO per diluted share and unit	$0.56	$0.58

Forward Looking Statements

December 31, 2023

(Unaudited)

Forward-Looking Statements

Certain statements made in this supplement may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, general market and economic conditions, unfavorable changes in the apartment market and economic conditions that could adversely affect occupancy levels and rental rates, the impact of inflation/deflation on rental rates and property operating expenses, the availability of capital and the stability of the capital markets, rising interest rates, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule or at expected rent and occupancy levels, changes in job growth, home affordability and demand/supply ratio for multifamily housing, development and construction risks that may impact profitability, risks that joint ventures with third parties and DCP investments do not perform as expected, the failure of automation or technology to help grow net operating income, and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplement, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.